EXHIBIT 10.4

                            SENIOR SUBORDINATED NOTE

THE SENIOR SUBORDINATED NOTE REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND IT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SAID ACT AND SUCH LAWS AND THE RESPECTIVE RULES AND REGULATIONS THEREUNDER.

THE SENIOR SUBORDINATED NOTE REPRESENTED HEREBY IS ISSUED WITH ORIGINAL ISSUE DISCOUNT. FOR INFORMATION CONCERNING THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY OF THIS AGREEMENT, CONTACT CASTLE DENTAL CENTERS, INC. AT 1360 POST OAK BLVD., SUITE 1300, HOUSTON, TEXAS 77056.

THE INDEBTEDNESS EVIDENCED BY THIS SENIOR SUBORDINATED NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF SECTION 8 OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED AS OF DECEMBER 18, 1995 (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME PURSUANT TO THE TERMS THEREOF), BETWEEN CASTLE DENTAL CENTERS, INC. AND THE INVESTORS NAMED ON THE SIGNATURE PAGES THEREOF.

                           CASTLE DENTAL CENTERS, INC.

                          12% Senior Subordinated Note
                              due December 18, 2002

No. R-2                                                        December 18, 1995
$1,000,000

                FOR VALUE RECEIVED, the undersigned, CASTLE DENTAL CENTERS, INC., a corporation organized and existing under the laws of the State of Delaware (herein called the "COMPANY"), promises to pay to FUELSHIP & COMPANY or registered assigns, the principal sum of $1,000,000 on December 18, 2002, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance thereof at the rate of 12% per annum from the date hereof, payable quarterly in arrears in cash on the last day of March, June, September and December in each year, commencing on March 31, 1996, until the principal hereof (or any portion thereof), shall have become due and payable (whether at maturity, upon acceleration, upon notice of prepayment or otherwise) or shall have been paid; provided, HOWEVER, that the Company may, at the sole option of the holder hereof, issue interest notes ("INTEREST NOTES" and individually called an "INTEREST NOTE"), in the same form and containing the same terms as this Senior Subordinated Note, in lieu of any cash payment of interest due hereunder. The principal amount of the Interest Notes, together with all accrued and unpaid interest thereon, are due and payable by the Company on December 18, 2002. Upon the occurrence and during the continuation of any payment default (other than a payment default in respect of any Installment) under paragraph 9A(i) or paragraph 9A(ii) of the Agreement (defined below), the rate of interest under this Senior Subordinated Note shall be increased to a rate per annum from time to time equal to the lower of (a) 16% and (b) the maximum rate, if any, permitted by applicable law, compounded quarterly.

                Payments of both principal and interest are to be made at the address shown on the Company's registry or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

                This Senior Subordinated Note is one of the 12% Senior Subordinated Notes of the Company made and delivered by the Company pursuant to a Securities Purchase Agreement dated as of December 18, 1995 (as amended, supplemented or otherwise modified from time to time pursuant to the terms thereof, the "AGREEMENT"), between the Company and the Investors named on the signature pages thereof and is entitled to the benefits and is subject to the provisions of the Agreement. As provided in the Agreement, this Senior Subordinated Note is subject to prepayment in whole or in part in certain cases as specified in the Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

                This Senior Subordinated Note is a registered Senior Subordinated Note and, as provided in the Agreement, upon surrender hereof for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or his attorney duly authorized in writing, one or more new Senior Subordinated Notes of like tenor and for a like aggregate principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company and any agent of the Company may treat the person in whose name this Senior Subordinated Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                The Company has agreed to make prepayments of principal on the dates and in the amounts specified in the Agreement.

                In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Senior Subordinated Note may be declared due and payable in the manner and with the effect provided in the Agreement. Upon the terms set forth in the Agreement, the Company has agreed to pay, and save the holder hereof harmless against any liability for, liabilities, losses, damages and expenses arising in connection with the enforcement by the holder hereof of any of its rights under this Senior Subordinated Note, the Agreement or any other Related Document.

                This Senior Subordinated Note is intended to be performed in the State of New York, and shall be construed and enforced in accordance with the law of such State, without giving effect to the conflicts or choice of law principles of such State.

                                             CASTLE DENTAL CENTERS, INC.

                                       By:  /s/ JACK H. CASTLE JR.
                                      Name: Jack H. Castle Jr.
                                     Title: President

ATTEST:

By:   /s/ JOHN M. HALL
   Name:  John M. Hall
   Title: Secretary